UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 1, 2013
_____________
KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Kennedy-Wilson Holdings, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein. In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma information relating to its acquisitions of 433 Buena Vista Avenue, a multifamily property located in Alameda, California ("Summerhouse"), 2260 Foothill Drive, a multifamily property located in Salt Lake City, Utah ("Foothill"), 5161 Lankershim Boulevard, a commercial property located in North Hollywood, California ("5161 Lankershim"), 1201 and 1235 Radio Road, a commercial property located in Redwood City, California ("Redwood Shores"), 655 Tennyson Road, a multifamily property located in Montelena, CA ("Mission Blvd") and 150 and 151 El Camino, commercial properties located in Beverly Hills, California ("El Camino").

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired
Page
433 Buena Vista Avenue:
Independent Auditors' Report	3
Statements of Revenues and Certain Expenses for the Years Ended December 31, 2012 and 2011 and Eight Months Ended December 31, 2010	4
Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2012 and 2011 and Eight Months Ended December 31, 2010	5
2260 Foothill Drive
Independent Auditors' Report	7
Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2013 (Unaudited) and the Year Ended December 31, 2012	8
Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2013 (Unaudited) and the Year Ended December 31, 2012	9
5161 Lankershim Boulevard
Independent Auditors' Report	11
Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2013 (Unaudited) and the Year Ended December 31, 2012	12
Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2013 (Unaudited) and the Year Ended December 31, 2012	13
1201 and 1235 Radio Road
Independent Auditors' Report	15
Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2013 (Unaudited) and the Year Ended December 31, 2012	16
Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2013 (Unaudited) and the Year Ended December 31, 2012	17
655 Tennyson Road
Independent Auditors' Report	19
Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2013 (Unaudited) and the Year Ended December 31, 2012	20
Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2013 (Unaudited) and the Year Ended December 31, 2012	21
150 and 151 El Camino Road
Independent Auditors' Report	23
Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2013 (Unaudited) and the Year Ended December 31, 2012	24
Notes to Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2013 (Unaudited) and the Year Ended December 31, 2012	25
(b) Pro forma financial information
Kennedy-Wilson Holdings, Inc.:
Kennedy-Wilson Holdings, Inc. and Subsidiaries Unaudited Pro Forma Financial Information	27
Unaudited Pro Forma Balance Sheet as of June 30, 2013	28
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2013	30
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2012	33
(c) Exhibits
23.1 Consent of KPMG LLP, dated November 1, 2013

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of 433 Buena Vista (the Property) for the years ended December 31, 2012 and 2011, for the eight months ended December 31, 2010, and the related notes (the historical summaries) .
Management’s Responsibility for the Historical Summaries
Management is responsible for the presentation of these historical summaries in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summaries that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summaries based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summaries. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the historical summaries in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summaries.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summaries referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Property for the years ended December 31, 2012 and 2011, and for the eight months ended December 2010, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the historical summaries, which describes that the accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and are not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Los Angeles, California
November 1, 2013

433 Buena Vista Avenue

Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2012 and 2011 and Eight Months Ended December 31, 2010

	Year Ended December 31, 2012	Year Ended December 31, 2011	Eight-Months Ended December 31, 2010
Revenues:
Rental income	$9,656,000	$9,043,000	$5,993,000
Other income	927,000	819,000	523,000
Total revenues	10,583,000	9,862,000	6,516,000
Certain expenses:
Property operating and maintenance	2,129,000	2,264,000	1,440,000
Property taxes and insurance	1,354,000	1,422,000	997,000
Interest	3,104,000	3,094,000	627,000
Management fees	211,000	197,000	130,000
Total certain expenses	6,798,000	6,977,000	3,194,000
Revenues in excess of certain expenses	$3,785,000	$2,885,000	$3,322,000

See accompanying notes to statements of revenues and certain expenses.

433 Buena Vista Avenue

Notes to Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2012 and 2011 and Eight Months Ended December 31, 2010

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of 433 Buena Vista Avenue ("the Property"). The Property is a 615 unit multifamily residential building located in Alameda, California. The Property was purchased on April 29, 2010 by KW Alameda, LLC. A wholly owned subsidiary of Kennedy-Wilson Holdings, Inc. (“KWH”) owned an equity interest in KW Alameda, LLC and on March 28, 2013, KWH acquired the interest of some of the existing partners thereby obtaining control of KW Alameda, LLC and assuming its assets and liabilities. Since KW Alameda, LLC was a related party to KWH, three years of financial statements are required to be provided. Since the related party acquired the Property in April 2010, only eight months of revenue and expenses have been presented for 2010.

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the years ended December 31, 2012 and 2011, and for the eight months ended December 31, 2010 due to exclusion of certain expenses, such as depreciation and amortization, which may not be comparable to the proposed future operations of the property.
Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of operating expenses (primarily utilities) are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

433 Buena Vista Avenue

Notes to Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2012 and 2011 and Eight Months Ended December 31, 2010

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of December 31, 2012, the minimum future cash rents receivable under non-cancelable operating leases through December 31, 2014 are as follows:

2013	$5,518,000
2014	19,000
$5,537,000

(4)	Mortgage Loan Payable

The Property is encumbered by two mortgage loans. The first mortgage loan was entered into on October 20, 2010 with a principal balance of $70,407,000 as of March 31, 2013 and bears interest of 4.31% per annum. Payments of interest only were due through October 19, 2012. Beginning on October 20, 2012, the loan is payable in monthly interest and principal installments of $351,000 to maturity, November 1, 2020. The second mortgage loan was entered into on December 31, 2012 with a principal balance of $19,381,000 as of March 31, 2013 and bears interest of 4.64% per annum. The loan is payable in monthly interest and principal installments of $100,000 to maturity, November 1, 2020.
Included in interest expense for the eight months ended December 31, 2010, in the accompanying Statements of Revenue and Certain Expenses, is the interest expense from the loan entered into on October 20, 2010. Interest expense from the loan prior to October 20, 2010 is excluded from interest expense in the Statements of Revenue and Certain Expenses.

(5)	Related Party Transactions
KW Alameda, LLC has a management agreement with FPI Management, Inc. and KW Multifamily Management Group, Ltd, which is an affiliate of KWH. In accordance with the management agreement, KWH receives 1% of gross rental revenues as an asset managing fee for the Property.
For the years ended December 31, 2012 and 2011, and the eight months ended December 31, 2010, the Partnership incurred $106,000, $99,000 and $8,000, respectively, in asset management fees. These amounts are reflected as management fees in the statements of revenues and certain expenses.

(6)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of 2260 Foothill Drive (the Property) for the year ended December 31, 2012 and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of the historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Property for the year ended December 31, 2012, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Los Angeles, California
November 1, 2013

2260 Foothill Drive

Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

	Three-Months Ended March 31, 2013 (unaudited)	Year Ended December 31, 2012
Revenues:
Rental income	$862,000	$4,747,000
Tenant recoveries and other income	193,000	785,000
Total revenues	1,055,000	5,532,000
Certain expenses:
Property operating and maintenance	286,000	1,166,000
Property taxes and insurance	120,000	436,000
Management fees	28,000	111,000
Total certain expenses	434,000	1,713,000
Revenues in excess of certain expenses	$621,000	$3,819,000

See accompanying notes to statements of revenues and certain expenses.

2260 Foothill Drive

Notes to Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of 2260 Foothill Drive ("the Property"). The Property is a 450 unit multifamily residential building located in Salt Lake City, Utah. The Property was purchased on April 30, 2013 by KW Foothill Place, LLC. Kennedy-Wilson Holdings, Inc. holds a 95.4% interest in KW Foothill Place, LLC. The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the three-months ended March 31, 2013 and the year ended December 31, 2012 due to exclusion of certain expenses, such as depreciation and amortization, which may not be comparable to the proposed future operations of the property.
Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of operating expenses (primarily utilities) are presented as other income and recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the three-months ended March 31, 2013 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

2260 Foothill Drive

Notes to Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

(3)	Minimum Future Lease Rentals
There are various lease agreements in place with tenants to lease space at the Property. As of March 31, 2013, the minimum future cash rents receivable under noncancelable operating leases through December 31, 2014 are as follows:

April 1, 2013 - December 31, 2013	$2,381,000
2014	426,000
$2,807,000

(4)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of 5161 Lankershim Blvd. (the Property) for the year ended December 31, 2012 and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Property for the year ended December 31, 2012, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Los Angeles, California
November 1, 2013

5161 Lankershim Boulevard

Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2013 (Unaudited) and the
Year Ended December 31, 2012

	Six-Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Revenues:
Rental income	$1,099,000	$5,815,000
Parking income	131,000	787,000
Tenant recoveries and other income	6,000	65,000
Total revenues	1,236,000	6,667,000
Certain expenses:
Property operating and maintenance	345,000	1,478,000
Property taxes and insurance	366,000	703,000
Total certain expenses	711,000	2,181,000
Revenues in excess of certain expenses	$525,000	$4,486,000

See accompanying notes to statements of revenues and certain expenses.

5161 Lankershim Boulevard

Notes to Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2013 (Unaudited) and the
Year Ended December 31, 2012

(1)	Basis of Presentation

The accompanying statements of revenue and certain expenses relate to the operations of 5161 Lankershim Blvd (the “Property”). The Property is an office building totaling approximately 182,000 rentable square feet, located in North Hollywood, California. The property was purchased on August 26, 2013 by KW 5161 Lankershim, LLC. Kennedy-Wilson Holdings, Inc. (“KWH”) owns 52.5% direct and indirect interest in KW 5161 Lankershim, LLC.
The accompanying statements of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Properties for the six months ended June 30, 2013 and the year ended December 31, 2012 due to exclusion of certain expenses, which may not be comparable to the proposed future operations of the property:

•	Depreciation and amortization,

•	Management fees, and

•	Mortgage interest expense, as the Property was refinanced at the time of the change in ownership.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition
Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates
Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the six-months ended June 30, 2013 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

5161 Lankershim Boulevard

Notes to Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2013 (Unaudited) and the
Year Ended December 31, 2012

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of June 30, 2013, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

July 1, 2013 to December 31, 2013	$295,000
2014	1,402,000
2015	1,679,000
2016	1,885,000
2017	1,972,000
Thereafter	2,156,000
$9,389,000
Leases generally require reimbursement of the tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

(4)	Rental Income
The Property was 100% occupied by one tenant until February 28, 2013. Since the tenant left three new tenants have signed leases occupying 59,000 square feet (32% of the Property). The decline in rental income for the six months ended is due to the decrease in occupancy at the Property.

(5)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of 1201 and 1235 Radio Road (the Property) for the year ended December 31, 2012 and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Property for the year ended December 31, 2012, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Los Angeles, California
November 1, 2013

1201 and 1235 Radio Road

Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

	Three-Months Ended March 31, 2013 (Unaudited)	Year Ended December 31, 2012
Revenues:
Rental income	$147,000	$455,000
Tenant recoveries and other income	3,000	6,000
Total revenues	150,000	461,000
Certain expenses:
Property operating and maintenance	73,000	358,000
Property taxes and insurance	39,000	152,000
Other	1,000	4,000
Total certain expenses	113,000	514,000
Revenues in excess/(deficit) of certain expenses	$37,000	$(53,000)

See accompanying notes to statements of revenues and certain expenses.

1201 and 1235 Radio Road

Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

(1)	Basis of Presentation

The accompanying statements of revenue and certain expenses relate to the operations of 1201 and 1235 Radio Road (the “Properties”). The Properties are office buildings totaling approximately 90,000 rentable square feet, located in Redwood City, California. The properties were purchased on April 30, 2013 by KW Redwood Shores, LLC. Kennedy-Wilson Holdings, Inc. owns 52.5% direct and indirect interest in KW Redwood Shores, LLC.
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Properties for the three-months ended March 31, 2013 and the year ended December 31, 2012 due to exclusion of the following expenses, which may not be comparable to the proposed future operations of the properties:

•	Depreciation and amortization,

•	Management fees,

•	Federal and state income taxes, and

•	Mortgage interest expense since the Property will be refinanced at the time of the change in ownership.

Management is not aware of any material factors relating to the Properties other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.
Summary of Significant Accounting Policies
Revenue recognition
Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates
Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the three-months ended March 31, 2013 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

1201 and 1235 Radio Road

Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

(2)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of March 31, 2013, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

April 1, 2013 to December 31, 2013	$1,036,000
2014	1,456,000
2015	1,500,000
2016	1,489,000
2017	1,340,000
Thereafter	2,934,000
$9,755,000
Leases generally require reimbursement of the tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

(3)    Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Statement of Revenues and Certain Expenses of 655 Tennyson Road (the Property) for the year ended December 31, 2012 and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of the historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Property for the year ended December 31, 2012, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Los Angeles, California
November 1, 2013

655 Tennyson Road

Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

	Three-Months Ended March 31, 2013 (Unaudited)	Year Ended December 31, 2012
Revenues:
Rental income	$767,000	$3,010,000
Tenant recoveries and other income	60,000	229,000
Total revenues	827,000	3,239,000
Certain expenses:
Property operating and maintenance	230,000	990,000
Property taxes and insurance	75,000	447,000
Management fees	24,000	92,000
Total certain expenses	329,000	1,529,000
Revenues in excess of certain expenses	$498,000	$1,710,000

See accompanying notes to statements of revenues and certain expenses.

655 Tennyson Road

Notes to Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of 655 Tennyson Road ("the Property"). The Property is a 188 unit multifamily residential building located in Montelena, CA. The Property was purchased on April 15, 2013 by KW Mission Blvd, LLC. Kennedy-Wilson Holdings, Inc. owns a 47.67% direct and indirect interest in KW Mission Blvd, LLC. The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the three-months ended March 31, 2013 and the year ended December 31, 2012 due to exclusion of certain expenses, such as depreciation and amortization, which may not be comparable to the proposed future operations of the property.
Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of operating expenses (primarily utilities) are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the three-months ended March 31, 2013 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

655 Tennyson Road

Notes to Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of March 31, 2013, the minimum future cash rents receivable under noncancelable operating leases through December 31, 2014 are as follows:

April 1, 2013 - December 31, 2013	$1,213,000
2014	134,000
$1,347,000

(4)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors’ Report
The Board of Directors
Kennedy-Wilson Holdings, Inc.:
We have audited the accompanying Combined Statement of Revenues and Certain Expenses of 150 and 151 El Camino Drive (the Properties) for the year ended December 31, 2012 and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of the historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summaries, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of the Properties for the year ended December 31, 2012, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to note 1 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Kennedy-Wilson Holdings, Inc.) and is not intended to be a complete presentation of the Properties’ revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Los Angeles, California
November 1, 2013

150 and 151 El Camino

Combined Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

	Three-Months Ended March, 2013 (unaudited)	Year Ended December 31, 2012
Revenues:
Rental income	$189,000	$2,268,000
Tenant recoveries and other income	39,000	528,000
Parking income	94,000	538,000
Total revenues	322,000	3,334,000
Certain expenses:
Property operating and maintenance	206,000	715,000
Property taxes and insurance	144,000	626,000
Total certain expenses	350,000	1,341,000
Revenues in (deficit)/excess of certain expenses	$(28,000)	$1,993,000

See accompanying notes to combined statements of revenues and certain expenses.

Notes to 150 and 151 El Camino

Notes to Combined Statements of Revenues and Certain Expenses
Three-Months Ended March, 2013 (Unaudited) and the
Year Ended December 31, 2012

(1)	Basis of Presentation

The accompanying combined statements of revenue and certain expenses relate to the operations of 150 and 151 El Camino Drive (the “Properties”). The Properties are office buildings totaling approximately 120,000 rentable square feet, located in Beverly Hills, California. Kennedy-Wilson Holdings, Inc. purchased the properties on June 27, 2013 and wholly owns 151 El Camino and owns a 50% equity interest in the entity that owns 150 El Camino. The historical summaries are presented on a combined basis, as the Properties were under the common control of a third-party prior to acquisition.
The accompanying combined statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Properties for the three-months ended March 31, 2013 and the year ended December 31, 2012 due to exclusion of the following expenses, which may not be comparable to the proposed future operations of the property:

•	Depreciation and amortization,

•	Management fees,

•	Federal and state income taxes, and

•	Mortgage interest expense since the Properties will be refinanced at the time of the change in ownership

Management is not aware of any material factors relating to the Properties other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of operating expenses (primarily utilities) are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the three-months ended March 31, 2013 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

(3)	Minimum Future Lease Rentals

There are no lease agreements in place with tenants to lease space at the Properties as of April 1, 2013. Rental income for the three-months ended March 31, 2013 and the year ended December 31, 2012 relates to a single tenant that vacated the Properties in April 2013.

Notes to 150 and 151 El Camino

Notes to Combined Statements of Revenues and Certain Expenses
Three-Months Ended March 31, 2013 (Unaudited) and the
Year Ended December 31, 2012

(4)	Subsequent Events

Future results on 151 El Camino may not be comparable to prior results as it will not be an operating property on a go-forward basis.

The Company evaluated subsequent events through the date these financial statements were issued.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION

This pro forma information should be read in conjunction with the consolidated financial statements of Kennedy-Wilson Holdings, Inc. and its subsidiaries (the "Company" or "our") included in the Company's Form 10-K for the fiscal year ended December 31, 2012 and the Company's Form 10-Q for the quarterly period ended June 30, 2013, as filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated balance sheet as of June 30, 2013 has been prepared to give effect to the acquisition of 5161 Lankershim which was acquired on August 26, 2013. The acquisition of Summerhouse, Foothill Place, Redwood Shores, Mission Blvd and El Camino is already reflected in our consolidated balance sheet as of June 30, 2013.

The following unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2012 and the consolidated statement of operations of the Company for six months ended June 30, 2013 have been prepared to give effect to the acquisitions of Summerhouse, Foothill Place, 5161 Lankershim, Redwood Shores, Mission Blvd and El Camino. The pro forma consolidated statements of operations assume that each acquisition had occurred on January 1, 2012.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of Summerhouse, Foothill Place, 5161 Lankershim, Redwood Shores, Mission Blvd and El Camino and their related notes thereto included elsewhere in this filing. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to represent (1) the results of our operations that would have actually occurred had the acquisition of Summerhouse, Foothill Place, 5161 Lankershim, Redwood Shores, Mission Blvd and El Camino occurred on January 1, 2012 or (2) an estimate of the results of our operations as of any future date or for any future period, as applicable.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2013

	Kennedy-Wilson Holdings, Inc. (a)	5161 Lankershim		Company Pro Forma

Assets
Cash and cash equivalents	$139,651,000	$(8,006,000)	(b)	$131,645,000
Accounts receivable	7,384,000	—		7,384,000
Accounts receivable — related parties	22,170,000	—		22,170,000
Notes receivable	12,840,000	—		12,840,000
Notes receivable — related parties	8,552,000	—		8,552,000
Real estate, net of accumulated depreciation	488,435,000	—		488,435,000
Investments in joint ventures	694,664,000	8,006,000	(b)	702,670,000
Investments in loan pool participations	68,719,000	—		68,719,000
Other assets	46,867,000	—		46,867,000
Goodwill	23,965,000	—		23,965,000
Total assets	$1,513,247,000	$—		$1,513,247,000

Liabilities and equity
Liabilities
Accounts payable	$2,051,000	$—		$2,051,000
Accrued expenses and other liabilities	37,788,000	—		37,788,000
Accrued salaries and benefits	11,349,000	—		11,349,000
Deferred tax liability	12,720,000	—		12,720,000
Senior notes payable	409,348,000	—		409,348,000
Mortgage loans payable	318,813,000	—		318,813,000
Borrowings under line of credit	30,000,000	—		30,000,000
Junior subordinated debentures	40,000,000	—		40,000,000
Total liabilities	862,069,000	—		862,069,000

Equity
Common stock	7,000	—		7,000
Additional paid-in capital	663,575,000	—		663,575,000
Retained earnings (accumulated deficit)	(22,283,000)	—		(22,283,000)
Accumulated other comprehensive income	361,000	—		361,000
Total Kennedy-Wilson Holdings, Inc. shareholders' equity	641,660,000	—		641,660,000
Noncontrolling interests	9,518,000			9,518,000
Total equity	651,178,000	—		651,178,000
Total liabilities and equity	$1,513,247,000	$—		$1,513,247,000

See accompanying notes to unaudited pro forma consolidated balance sheet.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2013

(a) Reflects the historical consolidated balance sheet as of June 30, 2013, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

(b) Pro forma effect of the Company's acquisition of 5161 Lankershim, which the Company has a direct and indirect ownership interest in totaling 52.5% and is accounted for under the equity method, assuming the acquisition of 5161 Lankershim had occured on June 30, 2013. The equity method investment in 5161 Lankershim was made on August 26, 2013.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013

	Kennedy Wilson Holdings, Inc. (a)	Summerhouse		Foothill Place		5161 Lankershim		Redwood Shores		Mission Blvd		El Camino		Company Pro Forma
Revenue
Management and leasing fees	$9,463,000	$—		$—		$—		$—		$—		$—		$9,463,000
Management and leasing fees - related party	17,313,000	—		—		—		—		—		—		17,313,000
Commissions	1,460,000	—		—		—		—		—		—		1,460,000
Commissions - related party	4,840,000	—		—		—		—		—		—		4,840,000
Sale of real estate	8,514,000	—		—		—		—		—		—		8,514,000
Rental and other income	16,762,000	2,535,000	(b)	1,861,000	(f)	—		—		—		—		21,158,000
Total revenue	58,352,000	2,535,000		1,861,000		—		—		—		—		62,748,000
Operating expenses
Commission and marketing expenses	1,834,000	—		—		—		—		—		—		1,834,000
Compensation and related expenses	31,884,000	—		—		—		—		—		—		31,884,000
Cost of real estate sold	7,002,000	—		—		—		—		—		—		7,002,000
General and administrative	11,814,000	—		—		—		—		—		—		11,814,000
Depreciation and amortization	7,472,000	(45,000)	(d)	178,000	(g)	—		—		—		—		7,605,000
Rental operating expenses	7,685,000	702,000	(b)	515,000	(f)	—		—		—		197,000	(m)	9,099,000
Total operating expenses	67,691,000	657,000		693,000		—		—		—		197,000		69,238,000
Equity in joint venture income	11,576,000	(45,000)	(c)	—		(247,000)	(i)	—	(j)	116,000	(k)	(228,000)	(l)	11,172,000
Interest income from loan pool participations and notes receivable	6,226,000	—		—		—		—		—		—		6,226,000
Operating income	8,463,000	1,833,000		1,168,000		(247,000)		—		116,000		(425,000)		10,908,000
Non-operating income (expense)
Interest income	167,000	—		—		—		—		—		—		167,000
Interest income - related party	72,000	—		—		—		—		—		—		72,000
Acquisition-related gain	9,459,000	—		—		—		—		—		—		9,459,000
Acquisition-related expenses	(510,000)	—		—		—		—		—		—		(510,000)
Interest expense	(23,963,000)	(983,000)	(e)	(583,000)	(h)	—		—		—		(205,000)	(n)	(25,734,000)
(Loss) income from continuing operations before benefit from (provision for) income taxes	(6,312,000)	850,000		585,000		(247,000)		—		116,000		(630,000)		(5,638,000)
Benefit from (provision for) income taxes	2,172,000	(338,000)	(o)	(233,000)	(o)	98,000	(o)	—	(o)	(46,000)	(o)	251,000	(o)	1,904,000
Net (loss) income from continuing operations	(4,140,000)	512,000		352,000		(149,000)		—		70,000		(379,000)		(3,734,000)
Basic and diluted loss per share from continuing operation attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Continuing operations	$(0.06)													$(0.06)
Weighted average number of common shares outstanding	66,432,823													66,432,823

See accompanying notes to unaudited pro forma consolidated statement of operation.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013

(a) Reflects our historical consolidated statement of operations for the six month period ended June 30, 2013, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

(b) The historical consolidated statement of operations for the six month period ended June 30, 2013 includes the operating results of Summerhouse from March 28, 2013, the date Kennedy-Wilson Holdings, Inc. obtained control, through June 30, 2013. As such, the pro forma operating results of Summerhouse are from January 1, 2013 through March 27, 2013 based on historical operations.

(c) The historical consolidated statement of operations for the six month period ended June 30, 2013 includes equity in joint venture income for Summerhouse from January 1, 2013 through March 27, 2013. As such, the equity in joint venture income in Summerhouse has been removed from the consolidated statement of operations for the period from January 1, 2013 through March 27, 2013, assuming the acquisition had occurred on January 1, 2012.

(d) The historical consolidated statement of operations for the six month period ended June 30, 2013 includes depreciation and amortization expense for Summerhouse from March 28, 2013, the date Kennedy-Wilson Holdings, Inc. obtained control, through June 30, 2013. Depreciation and amortization expense includes $196,000 of monthly amortization related to $1,175,000 of identifiable intangible assets. Pro forma depreciation and amortization expense assumes the acquisition occurred on January 1, 2012 and as such the identifiable intangible assets would have been fully amortized during the year ended December 31, 2012. Therefore, it has been removed from the consolidated statement of operations for the six months ended June 30, 2013. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life.

(e) The historical consolidated statement of operations for the six month period ended June 30, 2013 includes interest expense for Summerhouse from March 28, 2013, the date Kennedy-Wilson Holdings, Inc. obtained control, through June 30, 2013. As such, the pro forma interest expense for Summerhouse, is from January 1, 2013 through March 27, 2013 based on historical operations.

(f) The historical consolidated statement of operations for the six month period ended June 30, 2013 includes the operating results of Foothill Place from April 30, 2013, the date Kennedy-Wilson Holdings, Inc. acquired the property, through June 30, 2013. As such, the pro forma operating results of Foothill Place are from January 1, 2013 through April 29, 2013 based on historical operations of the previous owner.

(g) The historical consolidated statement of operations for the six month period ended June 30, 2013 includes depreciation and amortization expense for Foothill Place from April 30, 2013, the date Kennedy-Wilson Holdings, Inc. acquired the property, through June 30, 2013. Pro forma depreciation and amortization expense for Foothill Place are from January 1, 2013 through April 29, 2013, assuming the acquisition had occurred on January 1, 2012. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(h) Pro forma interest expense on a $49,680,000 mortgage financing fixed at 3.58% per annum related to the acquisition of Foothill Place, assuming the borrowing was outstanding as of January 1, 2012.

(i) Pro forma results of 5161 Lankershim, which the Company has direct and indirect ownership interests in totaling 52.5% and is accounted for under the equity method, assuming the acquisition of 5161 Lankershim had occurred on January 1, 2012. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(j) Pro forma results of Redwood Shores, which the Company has direct and indirect ownership interests in totaling 52.5% and is accounted for under the equity method, assuming the acquisition of Redwood Shores had occurred on January 1, 2012. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property. Equity in joint venture income was break even as of June 30, 2013.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013

(k) Pro forma results of Mission Blvd., which the Company has direct and indirect ownership interests in totaling 47.67% and is accounted for under the equity method, assuming the acquisition of Mission Blvd. had occurred on January 1, 2012.
This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(l) Pro forma results of 150 El Camino, which the Company has direct ownership interests in totaling 50% and is accounted for under the equity method, assuming the acquisition of 150 El Camino had occurred on January 1, 2012. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(m) The historical consolidated statement of operations for the six month period ended June 30, 2013 includes the operating results of 151 El Camino from June 27, 2013, the date Kennedy-Wilson Holdings, Inc. acquired the property, through June 30, 2013. As such, the pro forma results of 151 El Camino are from January 1, 2013 through June 26, 2013 based on historical operations of the previous owner.

(n) Pro forma interest expense on a $18,650,000 mortgage financing at LIBOR + 2.00% per annum (LIBOR rate of 0.1932% at June 30, 2013) related to the acquisition of 151 El Camino, assuming the borrowing was outstanding as of January 1, 2012.

(o) Combined U.S. federal statutory and State of California income tax rates of 39.8%.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
FOR THE YEAR ENDED DECEMBER 31, 2012

	Kennedy Wilson Holdings, Inc. (a)	Summerhouse		Foothill Place		5161 Lankershim		Redwood Shores		Mission Blvd		El Camino		Company Pro Forma
Revenue
Management and leasing fees	$15,795,000	$—		$—		$—		$—		$—		$—		$15,795,000
Management and leasing fees - related party	24,509,000	—		—		—		—		—		—		24,509,000
Commissions	5,023,000	—		—		—		—		—		—		5,023,000
Commissions - related party	7,932,000	—		—		—		—		—		—		7,932,000
Sale of real estate	2,271,000	—		—		—		—		—		—		2,271,000
Rental and other income	8,526,000	10,583,000	(b)	5,532,000	(b)	—		—		—		—		24,641,000
Total revenue	64,056,000	10,583,000		5,532,000		—		—		—		—		80,171,000
Operating expenses
Commission and marketing expenses	4,550,000	—		—		—		—		—		—		4,550,000
Compensation and related expenses	55,834,000	—		—		—		—		—		—		55,834,000
Cost of real estate sold	2,230,000	—		—		—		—		—		—		2,230,000
General and administrative	19,448,000	—		—		—		—		—		—		19,448,000
Depreciation and amortization	4,937,000	2,882,000	(c)	1,383,000	(c)	—		—		—		—		9,202,000
Rental operating expenses	4,496,000	3,694,000	(b)	1,713,000	(b)	—		—		—		540,000	(k)	10,443,000
Total operating expenses	91,495,000	6,576,000		3,096,000		—		—		—		540,000		101,707,000
Equity in joint venture income	21,527,000	(1,737,000)	(d)	—		1,144,000	(g)	(479,000)	(h)	5,000	(i)	783,500	(j)	21,243,500
Interest income from loan pool participations and notes receivable	9,256,000	—		—		—		—		—		—		9,256,000
Operating income (loss)	3,344,000	2,270,000		2,436,000		1,144,000		(479,000)		5,000		243,500		8,963,500
Non-operating income (expense)
Interest income	133,000	—		—		—		—		—		—		133,000
Interest income - related party	2,805,000	—		—		—		—		—		—		2,805,000
Acquisition related gains	25,476,000	—		—		—		—		—		—		25,476,000
Gain on sale of marketable securities	4,353,000	—		—		—		—		—		—		4,353,000
Acquisition related expenses	(675,000)	—		—		—		—		—		—		(675,000)
Interest expense	(28,595,000)	(2,649,000)	(e)	(1,779,000)	(f)	—		—		—		(409,000)	(l)	(33,432,000)
Income (loss) from continuing operations before benefit from (provision for) income taxes	6,841,000	(379,000)		657,000		1,144,000		(479,000)		5,000		(165,500)		7,623,500
Benefit from (provision for) income taxes	208,000	151,000	(m)	(261,000)	(m)	(455,000)	(m)	191,000	(m)	(2,000)	(m)	66,000	(m)	(102,000)
Income (loss) from continuing operations	7,049,000	(228,000)		396,000		689,000		(288,000)		3,000		(99,500)		7,521,500
Basic and diluted loss per share from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Continuing operations	$0.13													$0.14
Weighted average number of common shares outstanding	55,285,833													55,285,833

See accompanying notes to unaudited pro forma consolidated statement of operation.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

(a) Reflects our historical consolidated statement of operations for the year ended December 31, 2012, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Annual Report on Form 10-K for the year ended December 31, 2012.

(b) Pro forma operating results of Summerhouse and Foothill, assuming the acquisition had occurred on January 1, 2012, based on the historical operations of the previous owner.

(c) Pro forma depreciation and amortization expense for Summerhouse and Foothill, assuming the acquisitions had occurred on January 1, 2012. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense of lease intangible costs is recognized using the straight-line method over the life of the lease.

(d) The historical consolidated statement of operations for the year ended December 31, 2012 includes equity in joint venture income for Summerhouse. As such, the equity in joint venture income in Summerhouse has been removed from the consolidated statement of operations for the year ended December 31, 2012, assuming the acquisition had occurred on January 1, 2012.

(e) Pro forma interest expense of Summerhouse, assuming the acquisition had occurred on January 1, 2012, based on the historical operations.

(f) Pro forma interest expense on a $49,680,000 mortgage financing fixed at 3.58% per annum related to the acquisition of Foothill Place, assuming the borrowing was outstanding as of January 1, 2012.

(g) Pro forma results of 5161 Lankershim, which the Company has direct and indirect ownership interests in totaling 52.5% and is accounted for under the equity method, assuming the acquisition of 5161 Lankershim had occurred on January 1, 2012. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(h) Pro forma results of Redwood Shores, which the Company has direct and indirect ownership interests in totaling 52.5% and is accounted for under the equity method, assuming the acquisition of Redwood Shores had occurred on January 1, 2012. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(i) Pro forma results of Mission Blvd., which the Company has direct and indirect ownership interests in totaling 47.67% and is accounted for under the equity method, assuming the acquisition of Mission Blvd. had occurred on January 1, 2012. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(j) Pro forma results of 150 El Camino, which the Company has direct ownership interests in totaling 50% and is accounted for under the equity method, assuming the acquisition of 150 El Camino had occurred on January 1, 2012. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(k) Pro forma results of 151 El Camino, assuming the acquisition had occurred on January 1, 2012, based on historical operations of the previous owner.

(l) Pro forma interest expense on a $18,650,000 mortgage financing at LIBOR + 2.00% per annum (LIBOR rate of 0.1932% at June 30, 2013) related to the acquisition of 151 El Camino, assuming the borrowing was outstanding as of January 1, 2012.

(m) Combined U.S. federal statutory and State of California income tax rates of 39.8%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.
By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: November 1, 2013